POWERSHARES EXCHANGE-TRADED FUND TRUST

SUPPLEMENT DATED OCTOBER 3, 2013 TO THE SUMMARY

PROSPECTUS DATED AUGUST 30, 2013 OF:

PowerShares Global Listed Private Equity Portfolio

Effective immediately, the Summary Prospectus is revised as follows:

•	On page 3, the table within the section titled “Management of the Fund—Portfolio Managers” is deleted and replaced with the following:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	June 2007
Brian Picken	Vice President and Portfolio Manager of the Adviser	August 2013
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	August 2013

Please Retain This Supplement For Future Reference.

P-PSP-SUMPRO-1 SUP-1 100313